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                                 EXHIBIT 23.2

                  [LETTERHEAD OF SIMPSON THACHER & BARTLETT]

                                          July 31, 1996

     Bar Technologies Inc.
     227 Franklin Street, Suite 300
     Johnstown, PA 15901

     Dear Sirs:

          We hereby consent to the reference to our firm under the caption 'Certain Federal Income Tax Considerations' in the Prospectus included in your Registration Statement on Form S-4 (File No. 333-4254).

                                          Very truly yours,

                                          /s/ SIMPSON THACHER & BARTLETT
                                          ----------------------------------
                                          SIMPSON THACHER & BARTLETT